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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-31743, No. 33-62781, No. 33-62801, No. 333-24521, No. 333-45591, No.
333-59603, No. 333-63507, No. 333-68081 and No. 333-69831, of Office Depot, Inc.
on Form S-8 of our reports dated February 17, 1999 included and incorporated by reference in the Annual Report on Form 10-K of Office Depot, Inc. for the year ended December 26, 1998.





DELOITTE & TOUCHE LLP

Certified Public Accountants

Miami, Florida
March 19, 1999